                                                                   EXHIBIT 10.11



                         SECURITIES PURCHASE AGREEMENT


                 THIS SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of February 28, 1997, is entered into among SUNRISE TELEVISION CORP., a Delaware corporation ("Holdings"), STC BROADCASTING, INC., a Delaware corporation ("STC") and the Purchasers listed on the signature pages hereof.

                 WHEREAS, Holdings is the parent company of STC Broadcasting, Inc. ("Broadcasting");

                 WHEREAS, STC and its Subsidiary, Smith Acquisition Company, are acquiring certain commercial television broadcast station assets (the "Acquisition");

                 WHEREAS, in order to finance a portion of the purchase price for the Acquisition, STC is willing to issue and sell up to $30 million liquidation preference of its 14% Redeemable Preferred Stock, par value $.01 per share, ("Redeemable Preferred Stock"), upon the terms and conditions set forth herein;

                 WHEREAS, each Purchaser is willing to purchase the number of shares of Redeemable Preferred Stock set forth on the signature pages hereof upon the terms and conditions set forth herein; and

                 WHEREAS, upon consummation of the transactions contemplated hereby, there will be issued and outstanding 300,000 shares of Redeemable Preferred Stock, having an aggregate liquidation preference of $30 million, and in connection therewith Holdings will have issued certain warrants (the "Warrants") to purchase shares of its common stock, par value $0.01 per share (the "Common Stock") to the Purchasers as described in Section 1.1(b) below.

                 NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                        PURCHASE AND SALE OF SECURITIES

                 1.1.    Commitments to Purchase.

                 (a) STC agrees to sell and, subject to the terms and conditions set forth herein and in reliance on the representations and warranties of STC contained herein, each Purchaser agrees to purchase the number of shares of Redeemable Preferred Stock set forth below such Purchaser's name on the signature pages hereto, for the cash purchase price of $96.50 per share.

                 (b) As an inducement to the Purchasers to enter into this Agreement, Holdings agrees that, concurrently with the consummation of the transactions contemplated hereby, it shall issue to each Purchaser, for no additional consideration, Warrants to purchase Common Stock in accordance with
Schedule I hereto (it being agreed by the parties hereto that of the cash purchase price being paid for the Redeemable Preferred Stock, an amount equal to $.01 per Warrant will be deemed to have been paid to Holdings in consideration for the Warrants to be issued hereunder). The Purchasers acknowledge and agree that at no time will any Warrant be exercisable for shares of Common Stock that are not Vested Warrant Shares, as defined in the Warrant.

                 (c) STC and Holdings, jointly and severally, agree to pay to the Purchasers, in such proportions as they agree among themselves, a funding fee in the amount of $450,000 payable at Closing.

                 1.2.     Closing.

                 (a) The purchase and sale of the Redeemable Preferred Stock will take place at a closing (the "Closing") at the offices of Simpson Thacher & Bartlett at 425 Lexington Avenue, New York, New York 10017, at 9:00 a.m., New York City time, on February 28, 1997, or on such other date, or at such other place and time as the parties shall agree.

                 (b) At the Closing, (i) STC shall deliver to each Purchaser, against payment of the purchase price therefor in cash by wire transfer to an account designated by STC, certificates for the shares of Redeemable Preferred Stock to be purchased by the Purchaser, registered in the name of the Purchaser or in such other name as the Purchaser may





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designate and (ii) Holdings shall deliver to the Purchaser certificates for the
Warrants being issued pursuant to Section 1.1(b), registered in the name of the Purchaser or in such other name as the Purchaser may designate.

                 1.3.     Definitions.     As used in this Agreement, and
unless the context otherwise requires a different meaning, the following terms have the meanings indicated:

                 "Account Manager" means each Purchaser, if any, duly authorized to act as attorney-in-fact on behalf of any Person in purchasing, in the name of and using funds provided by such Person, the number of shares of Redeemable Preferred Stock set forth below such Account Manager's name on the signature pages hereof.

                 "Acquisition Agreements" mean the Asset Purchase Agreements, each dated as of November 4, 1996, between STC and the parties thereto and between Smith Acquisition Company (a subsidiary of STC) and the parties thereto, each as may be amended to the Closing Date.

                 "Agreement" means this Agreement, as the same may be amended prior to the Closing Date.

                 "Acquisition" has the meaning given such term in the recitals to this Agreement.

                 "Charter Amendments" means, collectively, (i) the Amended and Restated Certificate of Incorporation of STC, to be filed with the Secretary of State of Delaware on or prior to the Closing Date in substantially the form attached hereto as Exhibit A, and (ii) the Certificate of Designation of the Redeemable Preferred Stock of STC to be filed with the Secretary of State of the State of Delaware in substantially the form attached hereto as Exhibit B.

                 "Closing" has the meaning set forth in Section 1.2 of this Agreement.

                 "Closing Date" means the date on which the Closing occurs.

                 "Commission" means the Securities and Exchange Commission or any successor thereof.

                 "Common Stock" means, collectively, Holdings' common stock, par value $.01 per share.





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                 "Credit Agreement" means the Credit Agreement to be entered into as of the Closing Date, among Broadcasting, the banks or other lending institutions which are named therein, NationsBank of Texas, N.A., as documentation agent, and The Chase Manhattan Bank, as administrative agent.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 "Exchange Debentures" means STC's 14% Subordinated Exchange Debentures due 2008 to be issued pursuant to the Exchange Indenture.

                 "Exchange Indenture" means the indenture to be entered into between STC and a trustee to be determined prior to the issuance of the Exchange Debentures, in substantially the form attached hereto as Exhibit C.

                 "Holdings" has the meaning given such term in the recitals to this Agreement.

                 "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                 "Purchaser" means (i) each Person indicated as such on the signature pages of this Agreement and (ii) each Person, if any, on whose behalf a Purchaser executes this Agreement and on whose behalf funds are used for any purchase hereunder.

                 "Redeemable Preferred Stock" means the 14% Redeemable Preferred Stock, par value $.01 per share, of STC.

                 "Securities" means the shares of Redeemable Preferred Stock and Warrants being issued and sold pursuant to this Agreement.

                 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

                 "STC" has the meaning given such term in the recitals to this Agreement.





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                 "Warrants" have the meaning given such term in the recitals to this Agreement. Each Warrant shall be substantially in the form attached hereto as Exhibit D.


                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF HOLDINGS AND STC

                 To induce the Purchasers to purchase the Redeemable Preferred Stock as herein provided, Holdings and STC, jointly and severally, make the following representations and warranties to the Purchasers, each and all of which shall be true and correct as of the date of execution and delivery of this Agreement and shall survive the execution and delivery of this Agreement:

                 2.1. Corporate Existence. Each of Holdings and STC is a corporation duly organized and validly existing under the laws of the jurisdiction of its organization and has all requisite corporate power and authority to own its assets and carry on its business as now being conducted.

                 2.2. Issuance of Securities. (a) Upon filing of the Charter Amendments with the Secretary of State of the State of Delaware, and immediately after the consummation of the transactions contemplated hereby, there will be 600,000 shares of Redeemable Preferred Stock authorized, of which 300,000 shares initially will be issued and outstanding. The shares of Redeemable Preferred Stock to be issued and sold pursuant to this Agreement, upon payment of the purchase price therefor in accordance with this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive rights. The Redeemable Preferred Stock will be exchangeable, at STC's option, for the Exchange Debentures.

                 (b) The Warrants have been duly authorized and, when issued and delivered against payment therefor as provided in this Agreement, will be duly executed, legal and binding obligations of Holdings. The shares of Common Stock issuable upon exercise of the Warrants have been duly reserved for issuance, and upon exercise of the Warrants in accordance with their terms, upon payment of the purchase price therefor in accordance with this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive rights.





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                 2.3.     Authorization.  Each of Holdings and STC has all
requisite corporate power and authority to enter into this Agreement, to issue and sell the Securities to be sold by it to the Purchasers and to perform its obligations hereunder. The execution and delivery of this Agreement has been duly authorized by all necessary corporate action on the part of each of Holdings and STC, and this Agreement has been duly executed and delivered by Holdings.

                 2.4. No Conflict. The execution and delivery by Holdings and STC of this Agreement will not (i) violate or conflict with the provisions of their respective certificates of incorporation or bylaws as the same will be in effect upon the consummation of the transactions contemplated hereby or (ii) result in the breach of, or constitute a default under any applicable law or any order applicable to or binding upon Holdings or STC or any material contract to which either of them is a party or by which any of their respective assets or properties are bound.

                 2.5. No Consents. No consent, approval, authorization or order of any court or governmental agency or body is required for the performance by Holdings and STC of their obligations under this Agreement.


                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

                 To induce Holdings and STC to enter into the transactions contemplated hereby, each Purchaser, severally and not jointly, makes the following representations and warranties to Holdings and STC, each and all of which shall be true and correct as of the date of execution and delivery of this Agreement and shall survive the execution and delivery of this Agreement.

                 3.1. Investment Intent. Each Purchaser represents that it is purchasing the Securities solely for its own account (or, if such Purchaser is an Account Manager, on behalf of managed accounts which are purchasing solely for their own accounts), not as nominee or agent for any other person, and with no present intention of distributing or reselling such Securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America or any State thereof. The Purchaser is not a "broker" or a "dealer" as those terms





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are defined in the Securities Exchange Act of 1934, as amended.

                 3.2. Investigation. Each Purchaser (for itself and, if such Purchaser is purchasing as an Account Manager, on behalf of its managed accounts) acknowledges that it has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of Holdings concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities.
Each Purchaser (for itself and, if such Purchaser is purchasing as an Account Manager, on behalf of its managed accounts) further represents and warrants to Holdings that it or its agents have received all documents and information relating to an investment in the Securities requested by or on behalf of such Purchaser.

                 3.3. Private Placement. Each Purchaser represents and warrants that it is aware that:

                             (i) the Securities have not been registered under the Securities Act or any securities or "Blue Sky" laws of any state in reliance on applicable exemptions;

                            (ii) the offering of the Securities is intended to be exempt from registration under the Securities Act by virtue of the provisions of either Section 4(2) of the Securities Act or Rule 506 of Regulation D;

                           (iii) none of the Securities may be offered, sold, transferred, pledged, hypothecated, or otherwise assigned unless they are registered under the Securities Act or an exemption from such registration is available, in each case in accordance with any applicable securities or "Blue Sky" laws of any state;

                            (iv) the certificates representing the Securities and each certificate issued to any subsequent transferee of the Securities shall bear a legend in substantially the following form (unless transferred in the manner described in the following legend):

                 THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS





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
                 OF ANY STATE. THIS SECURITY MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (A) A REGISTRATION STATEMENT THAT IS EFFECTIVE UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE.

; and

                             (v) each Purchaser must bear the economic risk of the investment in the Securities for an indefinite period of time.

                 3.4. Authority of Account Managers. Each Purchaser, if it is an Account Manager, represents that it is duly authorized by the Purchaser on whose behalf it is acting to execute this Agreement and purchase the Securities listed on the signature pages hereof.

                 3.5. Authorization. Each Purchaser represents that the execution, delivery and performance of this Agreement are within its powers (corporate or otherwise) and have been duly authorized by all requisite action (corporate or otherwise) on the part of such Purchaser, and this Agreement has been duly executed and delivered by it.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

                 4.1. Conditions Precedent to Obligation of the Purchasers. The obligation of the Purchasers to purchase, at the Closing, the Securities to be purchased hereunder is subject to the satisfaction of the following conditions at or before the Closing:

                 (a) Credit Agreement. The Credit Agreement shall have been duly executed and delivered by the parties thereto and the conditions precedent to the initial loans under the Credit Agreement shall have been satisfied or waived.

                 (b) Charter Amendments. The Charter Amendments shall have been validly authorized and executed by STC and duly filed with the Secretary of State of the State of Delaware.





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                 (c)      Acquisition.   The conditions precedent to the
Acquisition pursuant to the Acquisition Agreement shall have been satisfied or waived and concurrently with the purchase of the Securities the Acquisition shall be consummated.

                 (d) Representations and Warranties. The representations and warranties of Holdings and STC contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such time.

                 4.2. Conditions Precedent to Obligation of Holdings and STC. The obligations of Holdings and STC to issue and sell the Securities to be sold by them pursuant to this Agreement are subject to the satisfaction of the following conditions at or before the Closing:

                 (a) Credit Agreement. The Credit Agreement shall have been duly executed and delivered by the parties thereto and the conditions precedent to the initial loans under the Credit Agreement shall have been satisfied or waived.

                 (b) Acquisition. The conditions precedent to the closing of the Acquisition pursuant to the Acquisition Agreement shall have been satisfied or waived.

                 (c) Representations and Warranties. The representations and warranties of each Purchaser contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such time.


                                   ARTICLE V

                                REPURCHASE RIGHT

                 5.1. Repurchase of Redeemable Preferred Stock. At any time and from time to time after the date hereof but prior to March 1, 1998, STC shall have the option, upon not less than three Business Days' prior written notice to the Purchasers, to repurchase, pro rata between the Purchasers, all the issued and outstanding shares of Redeemable Preferred Stock at the time held by the Purchasers for a purchase price in cash equal to $96.50 per share of Redeemable Preferred Stock, plus an amount in cash equal to all accrued and unpaid dividends on the Redeemable Preferred Stock to the repurchase date. To implement the foregoing,





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each certificate for the Redeemable Preferred Stock shall bear a legend substantially to the following effect:

                 THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A REPURCHASE OPTION IN FAVOR OF THE ISSUER GRANTED PURSUANT TO A SECURITIES PURCHASE AGREEMENT DATED AS OF FEBRUARY 28, 1997, A COPY OF WHICH IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE ISSUER.

No transfer or purported transfer of the Redeemable Preferred Stock shall be valid unless the proposed transferee shall have acknowledged in writing that the shares of Redeemable Preferred Stock to be acquired by it will be acquired subject to the foregoing repurchase option.


                                   ARTICLE VI

                              REGISTRATION RIGHTS

                 Holdings and STC hereby grant the Purchasers the registration rights set forth on Exhibit E hereto, which are made a part hereof for all purposes.


                                  ARTICLE VII

                               COSTS AND EXPENSES

                 Holdings and STC agree to pay all reasonable costs and expenses incurred by them in connection with negotiation, preparation, execution and delivery of this Agreement, any amendment or supplement or modification hereof and any and all other documents furnished pursuant hereto or in connection herewith or therewith, and all reasonable costs and expenses incurred by it in connection with the administration of this Agreement. STC and Holdings agree to pay all reasonable fees (not to exceed $50,000) and out-of-pocket expenses of one firm of attorneys chosen by the Purchasers, as a group, to represent them in connection with the purchase of the Securities and any waiver, amendment or modification of any provision of this Agreement with respect to an obligation of, or requested by, Holdings and STC.





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                                  ARTICLE VIII

                                 MISCELLANEOUS

                 8.1. Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

                 If to Holdings or STC:

                          3839 4th Street North
                          Suite 420
                          St. Petersburg, Florida  33703
                          Attention:  Chief Financial Officer
                          Telecopier No.:  813/821-8092

                 Copy to:

                          Weil, Gotshal & Manges LLP
                          100 Crescent Court, Suite 1300
                          Dallas, Texas  75201
                          Attention:  Jeremy W. Dickens
                          Telecopier No.:  214/746-7777

                 If to any Purchaser, at its address listed on the signature pages hereof or such other address as such Purchaser may provide by notice to Holdings.

                 Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when receipt is acknowledged, if telecopied; and five calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                 Failure to mail a notice or communication to any Purchaser or any defect in it shall not affect its sufficiency with respect to other Purchasers.

                 8.2. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN CHOICE OF LAW RULES) OF SAID STATE.





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                 8.3.     Successors and Assigns.  This Agreement shall be
binding upon the parties hereto and their respective successors and assigns.

                 8.4. Duplicate Originals. All parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

                 8.5. Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

                 8.6. No Waivers. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law or in equity or otherwise.

                 [Remainder of Page Left Blank Intentionally].





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                            SIGNATURES TO AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.



                                        SUNRISE TELEVISION CORP.


                                        By: /s/ FREDERICK W. BRAZELTON
                                           -------------------------------------
                                        Name:   Frederick W. Brazelton,
                                               ---------------------------------
                                        Title:  Vice President and
                                               ---------------------------------
                                                Assistant Secretary
                                               ---------------------------------



                                        STC BROADCASTING, INC.


                                        By: /s/ FREDERICK W. BRAZELTON
                                           -------------------------------------
                                        Name:   Frederick W. Brazelton,
                                               ---------------------------------
                                        Title:  Vice President and
                                               ---------------------------------
                                                Assistant Secretary
                                               ---------------------------------

                  SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE





ACCEPTED AND AGREED:

HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.

By:      HM3/GP Partners III, L.P.,
         its general partner

By:      Hicks Muse GP Partners III, L.P.,
         its general partner

By:      Hicks, Muse Fund III, Incorporated,
         its General Partner



         By: /s/ LAWRENCE D. STUART, JR.
            -----------------------------------------------
                 Lawrence D. Stuart, Jr.,
            -----------------------------------------------
                 Executive Vice President
            -----------------------------------------------



Number of Shares of Redeemable Preferred Stock: 250,000
Cash Purchase Price/Share:  $96.50
Aggregate Cash Purchase Price:  $24,125,000


Date:                     February 28, 1997

Address:                  c/o Hicks, Muse, Tate & Furst Incorporated
                          200 Crescent Court, Suite 1600
                          Dallas, Texas  75201
                          Attention:  Lawrence D. Stuart, Jr.

Telephone:                (214) 740-7300
Telecopy:                 (214) 720-7888

                  SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE





ACCEPTED AND AGREED:

CHASE EQUITY ASSOCIATES, L.P.

By:
It:      General Partner



By: /s/ MICHAEL R. HANNON
   --------------------------------------------
Name:   Michael R. Hannon
       ----------------------------------------
Title:  General Partner
        ---------------------------------------



Number of Shares of Redeemable Preferred Stock: 50,000
Cash Purchase Price/Share:  $96.50
Aggregate Cash Purchase Price:  $4,825,000


Date:            February 28, 1997

Address:
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                 Attention:
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Telephone:
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Telecopy:
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